Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
May 31, 1999



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.5403%


        Excess Protection Level
          3 Month Average  5.19%
          May, 1999  6.04%
          April, 1999  4.04%
          March, 1999  5.51%


        Cash Yield                                  19.45%


        Investor Charge Offs                        4.88%


        Base Rate                                   8.53%


        Over 30 Day Delinquency                     4.89%


        Seller's Interest                           6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $41,914,776,221.36


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,922,256,702.87